UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

CORGENTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to an Agreement and Plan of Merger dated September 23, 2005 (the “Merger Agreement”) by and among Corgentech Inc. (“Corgentech”), Element Acquisition Corp., a wholly-owned subsidiary of Corgentech (“Merger Sub”), AlgoRx Pharmaceuticals, Inc. (“AlgoRx”), and Joseph Marr, as representative of the Company’s stockholders, Merger Sub merged with and into AlgoRx (the “Merger”) and AlgoRx became a wholly-owned subsidiary of Corgentech. The Merger closed and became effective on December 15, 2005. In connection with the Merger, Corgentech effected a one-for-four reverse stock split effective on December 15, 2005. Corgentech common stock will be listed on the NASDAQ National Market under the temporary symbol “CGTKD” for 20 trading days commencing December 16, 2005. After 20 trading days, the symbol for Corgentech common stock will revert back to “CGTK.”

Ronald	M. Burch Employment Agreement

Corgentech entered into an employment agreement dated December 15, 2005 (the “Employment Agreement”) with Ronald M. Burch pursuant to which Dr. Burch will serve as Corgentech’s Vice President, Development beginning upon the first business day following the closing of the Merger. The effectiveness of this agreement was contingent upon the closing of the Merger. The agreement became effective upon such closing on December 15, 2005.

Pursuant to the terms of the Employment Agreement, Dr. Burch’s initial base salary will be $350,000 per year. Dr. Burch will also be granted a stock option to purchase 200,000 post-split shares of Corgentech common stock at the fair market value as reported on the NASDAQ National Market as of the date of grant, and will be eligible to receive an annual bonus of up to $200,000 per year, subject to the discretion of the compensation committee of the board of directors of Corgentech. In the first year of employment only, if Dr. Burch completes one full year of employment with Corgentech, $100,000 of his bonus shall be guaranteed. The Employment Agreement also provides that, in the event that Corgentech terminates Dr. Burch’s employment without cause, or constructively terminates Dr. Burch’s employment, Dr. Burch is entitled to receive salary and health benefits for a period of one year after the date of such termination.

Under the Employment Agreement “cause” is defined as: (i) commission of any felony or of any crime involving dishonesty; (ii) a violation of any of Corgentech’s policies; (iii) intentional damage to any material property of Corgentech; (iv) conduct by Dr. Burch which, in the good faith and reasonable determination of the board of directors, demonstrates gross unfitness to serve; or (v) material breach of Dr. Burch’s obligations to Corgentech set forth in the Employment Agreement. Under the Employment Agreement, Corgentech will have “constructively” terminated Dr. Burch’s employment for if Dr. Burch voluntarily terminates his employment at any time within one year following: (i) the relocation of his employment by more than thirty (30) miles or (ii) a change in his position with Corgentech (or the acquiring, purchasing, or merging entity in a change in control of Corgentech) that materially reduces his duties and responsibilities or the level of management to which he reports. The summary of Dr. Burch’s Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement which is attached hereto as Exhibit 10.50.

2003 Equity Incentive Plan Amendment

On October 19, 2005, Corgentech’s board of directors approved an amendment of Corgentech’s 2003 Equity Incentive Plan (the “Incentive Plan”) subject to stockholder approval, to increase the number of shares available for issuance thereunder by 1,800,000 post-split shares (the “Incentive Plan Amendment”). On December 15, 2005, our stockholders approved the Incentive Plan Amendment.

Description of the Incentive Plan

The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, phantom stock awards, stock appreciation rights, and other forms of equity compensation (collectively, the “Stock Awards”). Incentive stock options may be granted to employees, including officers. All other Stock Awards may be granted to employees, including officers, non-employee directors, and consultants. Corgentech’s board of directors administers the Incentive Plan. The number of shares reserved for issuance under the Incentive Plan will automatically increase on January 1st, from January 1, 2006 through January 1, 2013, by the lesser of (a) 5% of the number of shares of common stock outstanding on such date, or (b) 625,000 post-split shares. However, Corgentech’s board of directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased on each such date.

In the event of certain significant corporate transactions, Stock Awards may be assumed or substituted by a successor entity. In the event that a successor entity elects not to assume or substitute for such Stock Awards, the Stock Awards will become fully vested. The board of directors of Corgentech has determined that the Merger with AlgoRx constitutes a change of control under the Incentive Plan.

The board of directors may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time. The board of directors may amend or modify the Incentive Plan at any time, subject to any required stockholder approval. Unless sooner terminated, the Incentive Plan will terminate on December 4, 2013.

Description of the Incentive Plan Amendment

The board of directors and stockholders approved the Incentive Plan Amendment to increase the number of shares available for issuance under the Incentive Plan by 1,800,000 post-split shares.

A more detailed summary of the material features of the Incentive Plan and the Incentive Plan Amendment is set forth in Corgentech’s Joint Proxy Statement/Prospectus on Form S-4/A, as amended, (File No. 333-129177) filed with the Securities and Exchange Commission on November 14, 2005, (the “Joint Proxy Statement/Prospectus”). The summary in the Joint Proxy Statement/Prospectus and the description of the Incentive Plan and the Incentive Plan Amendment contained herein are qualified in their entirety by reference to the full text of the Incentive Plan which is attached hereto as Exhibit 10.48 and the form of Stock Option Grant Notice and Stock Option Agreement for use in grants under the Incentive Plan which is attached hereto as as Exhibit 10.35 and the form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the Incentive Plan incorporated by reference as Exhibit 10.36.

2003 Non-Employee Directors’ Stock Option Plan Amendment

On October 19, 2005, Corgentech’s board of directors approved an amendment of Corgentech’s 2003 Non-Employee Directors’ Stock Option Plan, or the Directors’ Plan, subject to stockholder approval, to increase the number of shares available for issuance thereunder by 400,000 post-split shares (the “Directors’ Plan Amendment”). On December 15, 2005, our stockholders approved the Directors’ Plan Amendment.

Description of the Directors’ Plan

The Directors’ Plan provides for the automatic grant of nonstatutory stock options to our non-employee directors. Pursuant to the terms of the Directors’ Plan, each person who for the first time becomes a non-employee director, automatically will be granted, upon the date of his or her initial appointment or election to be a non-employee director, a one-time option to purchase 12,500 post-split shares of common stock. In addition, on the date of each annual meeting of the stockholders, each person who is a non-employee director immediately following such meeting automatically will be granted an option to purchase 2,500 post-split shares of common stock, provided, however, that if the person has not been serving as a non-employee director for the entire period since the preceding annual meeting, then the number of shares subject to such annual grant will be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a non-employee director.

The number of shares of common stock reserved for issuance under the Directors’ Plan will automatically increase on January 1st, from January 1, 2006 through January 1, 2014, by the number of shares of common stock subject to options granted during the preceding calendar year. However, Corgentech’s board of directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased on each such date.

Corgentech’s board of directors administers the Directors’ Plan and may suspend or terminate the Directors’ Plan without stockholder approval or ratification at any time or from time to time.

In the event of certain significant corporate transactions, Stock Awards may be assumed or substituted by a successor entity. In the event that a successor entity elects not to assume or substitute for such Stock Awards, the Stock Awards will become fully vested. In addition, if an optionholder must resign the optionholder’s position with Corgentech as a condition of a change in control, the participant’s stock option under the Directors’ Plan will become fully vested and exercisable. In November 2005, in connection with the proposed merger with AlgoRx, Corgentech extended the time individuals who are not nominated for election to the board of directors at the effective time will have to exercise such accelerated stock options from 12 months to 24 months.

The board of directors may amend or modify the Directors’ Plan at any time, subject to any required stockholder approval. Unless sooner terminated, the Directors’ Plan will terminate on February 12, 2014.

Description of the Directors’ Plan Amendment

The board of directors and stockholders approved the Directors’ Plan Amendment to increase the number of shares available for issuance thereunder by 400,000 post-split shares.

A more detailed summary of the material features of the Directors’ Plan and the Directors’ Plan Amendment thereto is set forth in Corgentech’s Joint Proxy Statement/Prospectus. The summary in the Joint Proxy Statement/Prospectus and the description of the Directors’ Plan and the Directors’ Plan Amendment contained herein are qualified in their entirety by reference to the full text of the Directors’ Plan Amendment attached hereto as Exhibit 10.49 and the form of Stock Option Grant Notice and Stock Option Agreement for use in grants under the Directors’ Plan attached hereto as Exhibit 10.37.

Stock Option Grants to Directors

On December 15, 2005, the following non-employee directors were granted stock options pursuant to our Incentive Plan and Directors’ Plan:

Name	Number of Post-Split Shares Subject to Stock Options under the Incentive Plan	Number of Post-Split Shares Subject to Stock Options under the Directors’ Plan (3)	Exercise Price Per Share(4)
Richard B. Brewer	50,000(1)	—	$9.80
Charles M. Cohen	37,500(2)	12,500	9.80
Thomas J. Colligan	50,000(1)	—	9.80
Carter H. Eckert	37,500(2)	12,500	9.80
Rodney A. Ferguson	50,000(1)	—	9.80
Arnold L. Oronsky	37,500(2)	12,500	9.80
Michael F. Powell	37,500(2)	12,500	9.80
Robert L. Zerbe	37,500(2)	12,500	9.80

(1)	The shares subject to the option grants vest 25% on the date of grant with the remainder vesting monthly over four years. Under certain circumstances in connection with a change of control, the vesting of such option grants may accelerate and become immediately exercisable.
(2)	The shares subject to the option grants vest 33.33% on the date of grant with the remainder vesting monthly over four years. Under certain circumstances in connection with a change of control, the vesting of such option grants may accelerate and become immediately exercisable.
(3)	The shares subject to the option grant vest monthly over four years. Under certain circumstances in connection with a change of control, the vesting of such option grants may accelerate and become immediately exercisable.
(4)	The exercise price per share of each stock option equals the closing sales price of Corgentech’s common stock as quoted on the NASDAQ National Market on December 15, 2005, as adjusted to reflect the one-for-four reverse stock split.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Merger with AlgoRx

On December 15, 2005, pursuant to the Merger Agreement, AlgoRx became a wholly-owned subsidiary of Corgentech. The AlgoRx stockholders, the warrant holder and the designated beneficiaries of the AlgoRx 2005 Retention Bonus Plan received approximately 62% of the fully diluted shares of the combined company immediately following consummation of the Merger which equaled approximately 52,453,620 pre-split shares (approximately 13,113,369 post-split shares) of Corgentech common stock. The Merger is intended to qualify as a tax-free reorganization and Corgentech will account for the Merger using the purchase method of accounting. In connection with the Merger, Corgentech effected a one-for-four reverse stock split effective on December 15, 2005. Corgentech common stock will be listed on the NASDAQ National Market under the temporary symbol “CGTKD” for 20 trading days commencing December 16, 2005. After 20 trading days, the symbol for Corgentech common stock will revert back to “CGTK.”

Item 2.05 Costs Associated with Exit or Disposal Activities.

In conjunction with the Merger, the Corgentech board of directors approved a restructuring plan to reduce research costs, realign development efforts and realize operational efficiencies in the general and administrative function. Under the restructuring plan, Corgentech expects to incur approximately $1.2 million in employee severance costs.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment on or before February 27, 2006.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment on or before February 27, 2006.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1 (1)	Agreement and Plan of Merger, dated as of September 23, 2005, among Corgentech Inc., Element Acquisition Corp. and AlgoRx Pharmaceuticals, Inc.

10.35	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

10.36 (2)	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

10.37	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Non-Employee Directors’ Stock Option Plan.

10.48	2003 Equity Incentive Plan.

10.49	2003 Non-Employee Directors’ Stock Option Plan.

10.50	Employment Agreement with Ronald M. Burch, dated December 6, 2005 and effective December 15, 2005.

(1)	Previously filed as Exhibit 2.1 to the Registrant’s Joint Proxy Statement/Prospectus on Form S-4/A, as amended (333-129177), originally filed with the Commission on November 14, 2005, and incorporated by reference herein.
(2)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005	CORGENTECH INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1 (1)	Agreement and Plan of Merger, dated as of September 23, 2005, among Corgentech Inc., Element Acquisition Corp. and AlgoRx Pharmaceuticals, Inc.

10.35	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

10.36 (2)	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

10.37	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Non-Employee Directors’ Stock Option Plan.

10.48	2003 Equity Incentive Plan.

10.49	2003 Non-Employee Directors’ Stock Option Plan.

10.50	Employment Agreement with Ronald M. Burch, dated December 6, 2005, and effective December 15, 2005.

(1)	Previously filed as Exhibit 2.1 to the Registrant’s Joint Proxy Statement/Prospectus on Form S-4/A, as amended (333-129177), originally filed with the Commission on November 14, 2005, and incorporated by reference herein.
(2)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.